UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K
________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 13, 2003

Overture Services, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-26365	95-4652060

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

74 North Pasadena Avenue, 3rd Floor
Pasadena, California 91103

(Address of principal executive offices) (Zip Code)

Telephone: (626) 685-5600

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

On August 13, 2003, Overture Services, Inc. and AltaVista Company entered into a Second Amendment to Registration Rights Agreement to further amend the Registration Rights Agreement between Overture and AltaVista Company dated as of February 18, 2003, as amended April 25, 2003. A copy of the Second Amendment to Registration Rights Agreement is attached as Exhibit 2.1 hereto and incorporated herein by reference.

ITEM 7. EXHIBITS

(c)	Exhibits.

Exhibit No.	Description

2.1	Second Amendment to Registration Rights Agreement between Overture and AltaVista dated as of August 13, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 22, 2003	Overture Services, Inc.

	By:	/s/ TODD TAPPIN

Todd Tappin Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Second Amendment to Registration Rights Agreement between Overture and AltaVista dated as of August 13, 2003.

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